SUPPLEMENT TO THE PROSPECTUS
                                       OF
                          KEYSTONE FUND OF THE AMERICAS
                                  (the "Fund")


         The section of the prospectus entitled "Portfolio Manager" under "Fund Management and Expenses" is hereby supplemented to reflect the following:

     Antonio T. Docal and Francis X. Claro are currently the Fund's co-portfolio managers. Mr. Docal joined Keystone Investment Management Company ("Keystone") in 1994. He is a Vice President and portfolio manager and has more than ten years of experience in international trade and mergers and acquisitions for the Latin American region. Mr. Claro joined Keystone in 1994 and is a Vice President and portfolio manager. Mr. Claro has more than six years of experience in international finance and consulting.

February 3, 1997